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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported)
                              September 30, 1999


                              SAGA SYSTEMS, Inc.
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            (Exact name of Registrant as specified in its Charter)



         Delaware                   001-13609                  54-1167173
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(State or other Jurisdiction      (SEC File No.)             (IRS Employer
      of incorporation)                                  Identification Number)


11190 Sunrise Valley Drive, Reston, Virginia                   20191
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(Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code:    (703) 391-6757
                                                       --------------


                                Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last Report)
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                              SAGA SYSTEMS, Inc.

                     INFORMATION TO BE INCLUDED IN REPORT
                     ------------------------------------


Item 5.  Other Events
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     SAGA SYSTEMS, Inc. (the "Company") announced on September 29, 1999 that it will extend its open market stock repurchase program for an indefinite period and will seek to repurchase up to an additional two million shares of the Company's common stock. The press release issued September 29, 1999 is attached hereto as Exhibit 99.1.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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     (c)  Exhibits
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          Exhibit 99.1  Press release dated September 29, 1999
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                                  SIGNATURES



          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                      SAGA SYSTEMS, INC.


Date: September 30, 1999              By:  /s/ Katherine E. Butler
                                           -----------------------
                                           Katherine E. Butler
                                           Vice President, General Counsel and
                                           Secretary